Exhibit 99.2

 STERIS to Acquire CantelMedical January 12, 2021

Forward Looking Statements

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This communication contains forward-looking statements within the meaning of the federal securities laws about STERIS and the proposed transaction. Forward-looking statements speak only as to the date the statement is made and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “orders,” “backlog,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Readers of this communication should understand that these statements are not guarantees of performance or results. Many important factors could affect actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this communication. No assurances can be provided as to any result or the timing of any outcome regarding matters described in STERIS’s or Cantel’s securities filings or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. Unless legally required, STERIS and Cantel do not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. These risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation:

- the failure to obtain Cantel stockholder approval of the proposed transaction;
- the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval and any conditions imposed on the combined entity in connection with consummation of the proposed transaction;
- delay in closing the proposed transaction or the possibility of non-consummation of the proposed transaction;
- the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected, including that the proposed transaction may not be accretive within the expected timeframe or to the extent anticipated;
- the occurrence of any event that could give rise to termination of the merger agreement;
- the risk that shareholder/stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transactions or result in significant costs of defense, indemnification and liability;
- risks related to the disruption of the proposed transaction to us and our management;
- risks relating to the value of the STERIS shares to be issued in the transaction;
- the effect of announcement of the proposed transaction on our ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties;
- the impact of the COVID-19 pandemic on STERIS’s operations, performance, results, prospects, or value;
- STERIS’s ability to achieve the expected benefits regarding the accounting and tax treatments of the redomiciliation to Ireland (“Redomiciliation”);

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Forward Looking Statements CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION (CONTINUED) •operating costs, Customer loss and business disruption (including, without limitation, difficulties in maintaining relationshipswith employees, Customers, clients or suppliers) being greater than expected following the Redomiciliation;  •STERIS’s ability to meet expectations regarding the accounting and tax treatment of the Tax Cuts and Jobs Act (“TCJA”) or the possibility that anticipated benefits resulting from the TCJAwill be less than estimated;  •changes in tax laws or interpretations that could increase our consolidated tax liabilities, including changes in tax laws that would result in STERIS being treated as a domestic corporation for United States federal tax purposes;  •the potential for increased pressure on pricing or costs that leads to erosion of profit margins;  •the possibility that market demand will not develop for new technologies, products or applications or services, or business initiatives will take longer, cost more or produce lower benefits than anticipated;  •the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation any of the same relating to FDA, EPA or other regulatory authorities, government investigations, the outcome of any pending or threatened FDA, EPA or other regulatory warningnotices, actions, requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product or service introductions, affect the production, supply and/ormarketing of existing products or services or otherwise affect STERIS’s performance, results, prospects or value;  •the potential of international unrest, economic downturn or effects of currencies, tax assessments, tariffs and/or other trade barriers, adjustments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs;  •the possibility of reduced demand, or reductions in the rate of growth in demand, for STERIS’s products and services;  •the possibility of delays in receipt of orders, order cancellations, or delays in the manufacture or shipment of ordered products or in the provision of services;  •the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results maynot be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with STERIS’s businesses, industry or initiatives including, without limitation, those matters described in our Annual Report on Form 10-K for the year ended March 31, 2020, and other securities filings, may adversely impact STERIS’s performance, results, prospects or value;  •the impact on STERIS and its operations, or tax liabilities, of Brexitor the exit of other member countries from the EU, and STERIS’s ability to respond to such impacts;  •the impact on STERIS and its operations of any legislation, regulations or orders, including but not limited to any new tradeortax legislation, regulations or orders, that may be implemented by the U.S. administration or Congress, or of any responses thereto;  •the possibility that anticipated financial results or benefits of recent acquisitions, including the acquisition of Key Surgical, or of STERIS’s restructuring efforts, or of recent divestitures, or of restructuring plans will not be realized or will be other than anticipated;  •the effects of contractions in credit availability, as well as the ability of STERIS’s Customers and suppliers to adequately access the credit markets when needed;  •STERIS’s ability to complete the acquisition of Cantel, including the fulfillment of closing conditions and obtaining financing, on terms satisfactory to STERIS or at all; and •other risks described in STERIS’s most recent annual report on Form 10-K and other reports filed with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on any forward-looking statements included in this communication, which speak only as of the date of this communication. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law.3

Forward Looking Statements Additional Information and Where to Find It In connection with the proposed transaction, STERIS will file a registration statement on Form S-4 with the SEC. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to stockholders of Cantel. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Cantelat its website, www.cantelmedical.com, or contacting Matt Micowskiat (973) 774-7455, Ryan Lada at (763) 553-3341, or from STERIS at its website, www.steris.com, or by contacting STERIS’s Investor Relations Department at (440) 392-7245. Participants in Solicitation STERIS and Canteland their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning STERIS’s participants is set forth in the proxy statement, filed June 5, 2020, for STERIS’s 2020 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Cantel’sparticipants is set forth in the proxy statement, filed November 18, 2020, for Cantel’s2020 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.4

5  Non-GAAP Financial Measures Adjusted net income, adjusted EBIT, free cash flow and constant currency organic revenue are non-GAAP measures that may be used from time to time and should not be considered replacements for GAAP results.  Non-GAAP financial measures are presented in this release with the intent of providing greater transparency to supplemental financial information used by management and the Board of Directors in their financial analysis and operational decision making. These amounts are disclosed so that the reader has thesame financial data that management uses with the belief that it will assist investors and other readers in making comparisons to our historical operating results and analyzing the underlying performance of our operations for the periods presented.  The Company believes that the presentation of these non-GAAP financial measures, when considered along with our GAAP financial measures, provides a more complete understanding of the factors and trends affecting our business than could be obtained absent this disclosure. Adjusted net income excludes the amortization of intangible assets acquired in business combinations, acquisition related transaction costs, integration costs related to acquisitions, redomiciliationand tax restructuring costs, COVID-19 incremental costs, and certain other unusual or non-recurring items. COVID-19 incremental costs includes the additional costs attributable to COVID-19 such as enhanced cleaning protocols, personal protective equipment for our employees, event cancellation fees, and payroll costs associated with our response to COVID-19, net of any government subsidies available. STERIS believes this measure is useful because it excludes items that may not be indicative of or are unrelated toour core operating results and provides a baseline for analyzing trends in our underlying businesses. The Company defines free cash flow as cash flows from operating activities less purchases of property, plant, equipment and intangibles, plus proceeds from the sale of property, plant, equipment, and intangibles.  STERIS believes that free cash flow is a useful measure of the Company’s ability to fund future principal debt repayments and growth outside of core operations, pay cash dividends, and repurchase ordinary shares. To measure the percentage organic revenue growth, the Company removes the impact of significant acquisitions and divestituresthat affect the comparability and trends in revenue. To measure the percentage constant currency organic revenue growth, the impact of changes in currency exchange rates and acquisitions and divestitures that affect the comparability and trends in revenue are removed.  The impact of changes in currency exchange rates is calculated by translating current year results at prior year average currency exchange rates. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales,gross profit, operating income, net earnings and net earnings per diluted share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures below, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Today’s Hosts Walt Rosebrough STERIS President & CEO Michael J. Tokich STERIS SVP, Chief Financial Officer Daniel A. Carestio STERIS Chief Operating Officer George Fotiades CantelMedical CEO6

STERIS Mission, Vision & Values MISSION WE HELP OUR CUSTOMERS CREATE A HEALTHIER AND SAFER WORLD by providing innovative healthcare and life science product and service solutions around the globe. VISION We strive to be a GREAT COMPANY. We provide world-class products and services for our Customers, safe and rewarding work for our people, and superior returns for our Shareholders. VALUES PEOPLE –THE FOUNDATION CUSTOMERS FIRST –ALWAYS INNOVATION –THE BEST ACCOUNTABILITY –RIGHT NOW INTEGRITY –STEWARDSHIP COMMITMENT TEAMWORK –WINNING TOGETHER7

About STERIS ~25% of revenue OUS FY20 BALANCED REVENUE STREAM 13,000 Associates Worldwide Over 3,000 Customer facing sales and service professionals $3.0 BILLION Revenue In FY20 75% Recurring 25% Capital S&P 500 Russell 10008

Serving Growth Areas Within Healthcare

CUSTOMERS



Hospitals, Surgery & GI Centers



Medical Device Manufacturers



Pharmaceutical Production

REPORTING SEGMENTS

% of FY20 REVENUE

Healthcare

A comprehensive offering for healthcare providers worldwide, focused on the sterile processing department and procedural centers such as operating rooms. Our solutions for sterile processing range from infection prevention consumables, capital equipment and services to maintain that equipment; to the repair of re-usable procedure instruments and outsourced instrument reprocessing. In addition, our procedural solutions include single-use endoscopy devices and capital equipment infrastructure used primarily in operating rooms and other procedural areas.


65%

Applied Sterilization Technologies (AST)

Third-party service provider for the contract sterilization and testing services needed to provide sterility services for medical device and pharmaceutical manufacturers. Our technology-neutral offering supports Customers every step of the way, from testing through sterilization.

21%

Life Sciences

Solutions that support aseptic manufacturing, primarily for vaccine and other biopharma Customers. These solutions include a full suite of consumable products, equipment maintenance and specialty services, and capital equipment.

14%

STERIS

New reporting segments as of 4/1/2020

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About CantelMedical   Cantelis focused on providing solutions for complex reprocessing workflows to prevent healthcare related infections A leader in Infection Prevention for endoscopy and dental providers offering a Complete Circle of Protection (“CCOP”) Leading Global Brands  COVID-19 reinforces the value proposition of Infection Protection and Control, and Cantelexpects to exit the pandemic better than they entered10

Snapshot of Cantel Use Point-of-use Cleaning Transport Disinfection Inspection/Pack & Prep Sterilization Sterile Storage Transport •Publicly traded on NYSE under ticker “CMD” •Strategically focused on infection prevention for GI centers, dental offices, ambulatory surgical centers,and dialysis service centers. •Over 3,600 employees •Total revenue of approximately $1 billion; approximately 75% recurring revenue, with just over 25% OUS  Segments Medical Dental Life Sciences Dialysis Geographic Mix US OUS All data as of Fiscal 202011

History of CantelPerformance Fiscal Year Ending July 31 $0  $200  $400  $600  $800  $1,000  $1,200 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net Reported Sales Adjusted EBITDAS 10 Yr.  CAGR ~14% ~14% Organic Growth 4% 12% 4% 6% 11% 9% 13% 11% 8% 4% (6%) Further information can be found in the Annual Report on Form 10-K of Cantel. 12

CantelStrategic Rationale Below are the key highlights of the strategic rationale for the transaction: •The product offering, global reach and Customer set are naturally complementary.  -Cantel’slargest business, its Medical portfolio, will add increased presence in Endoscopy, with a full suite of leading high-level disinfection consumables, equipment and services.  -Their Dental business extends STERIS into a new Customer base where there is an increasing focus on infection prevention protocols and processes.  •Combined, we will offer a broader set of Customers a more diversified selection of infection prevention and procedural products and services.  •Adds $1 billion in primarily recurring revenue, growing organically at or above STERIS’s long-term organic growth rates with significant opportunities for synergies. •A financial profile and access to capital markets that allows for continued investment in both organic and inorganic opportunities.  13

Cantel Transaction Details

KEY TERMS	• 100% of Cantel to be acquired from its current shareholders (NYSE: CMD) • $4.6 billion in total enterprise value - combination of stock and debt • Implied Cantel ownership of ~15%
FISCAL 2021 IMPACT	• Anticipate closing by the end of STERIS's first quarter of fiscal 2022 (ending June 30, 2021) • No impact to STERIS's fiscal 2021 financial results
SYNERGIES	• Approximately $110 million expected annual pre-tax EBIT synergies by year four with 50% in first two years • Synergies primarily created through cost reductions in redundant public company and back-office overhead, commercial integration, product manufacturing, and service operations.
OTHER CONSIDERATIONS	• Post-Transaction Leverage Expected – just over three times Total Debt-to-EBITDA • STERIS anticipates adding approximately $2 billion in new debt, with fully committed bridge financing in place • Accretive to adjusted earnings per diluted share in year one • STERIS's dividend philosophy remains unchanged

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STERIS and Cantelare well Positioned for Continued Growth  •We are a leading global provider of products and services that meet the needs of growth areas within Healthcare: procedures, devices, vaccines, biologics and dental. •We offer comprehensive sterilization and disinfection solutions for a broad Customer base. •We have a history of double-digit adjusted EPS growth on mid-to-high single-digit revenue growth.  -It is the Company’s long-term objective to continue this trend •Our organic and M&A initiatives have boosted recurring revenue from half of total revenue to three-quarters of total revenue. •Experienced and stable management team. •We have a strong balance sheet and generate free cash flow that provides capacity for growth.  15

STERIS plc Investor Relations Contact: Julie Winter julie_winter@steris.com